Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Robert J. Cox III, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1)             the Annual Report of Planet Payment, Inc. on Form 10-K for the annual period ended December 31, 2012, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)             the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Planet Payment, Inc.

Date: March 25, 2013

/s/ Robert J. Cox III
Robert J. Cox III
President and Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Planet Payment, Inc. and will be retained by Planet Payment, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.